Guggenheim Variable Funds Trust

805 King Farm Blvd., Suite 600

Rockville, Maryland 20850

Supplement Dated October 20, 2014

to the Statutory Prospectus and Statement of Additional Information Dated April 30, 2014,

as supplemented from time to time

This supplement provides additional information beyond that contained in the currently effective Statutory Prospectus and Statement of Additional Information (“SAI”).

Effective October 20, 2014, Series E (Total Return Bond Series) and Series P (High Yield Series) are no longer offered in the Statutory Prospectus and SAI referenced above.

Series E (Total Return Bond Series) and Series P (High Yield Series) are now offered in a separate Statutory Prospectus and SAI. You may find the new Statutory Prospectus and the new SAI relating to Series E (Total Return Bond Series) and Series P (High Yield Series) at http://guggenheiminvestments.com/services/variable-fund-reports.

Please Retain This Supplement for Future Reference

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